Exhibit 10.12

STOCK PURCHASE AGREEMENT

        In the city of Guayaquil, on the 17th day of February 2003, a Purchase Agreement is executed for all the shares of the companies MARINES C.A. and RECORCHOLIS S.A., in accordance with the following clauses:

ONE: PARTIES: The following persons intervene in its execution: a) The party of the first part, as SELLERS: The Shareholders of MARINES C.A.: BALTEK CORPORATION, represented by Mr. ANTONIO LUIS DIAZ, in his capacity of Vice President of Operations for Latin America: MADERAS SECAS C.A., MASECA, represented by Engineer JOSE SANDOVAL MUÑOZ, in his capacity of General Manager, and BALMANTA S.A., represented by Engineer CARLOS NARANJO LINDAO, in his capacity of SECOND MANAGER; and the Shareholder of RECORCHOLIS S.A.: MARINES C.A., represented by Engineer JOSE SANDOVAL MUÑOZ, in his capacity of General Manager. b) The party of the second part, as BUYER, is the British Virgin Islands company CONLORANCE INVESTMENTS INC., duly represented by its Special Representative in Ecuador, Attorney Justo Andrés Andrade Macías. c) There also appears in order to make declarations and contract the obligations indicated below Engineer JOSE SANDOVAL MUÑOZ, in his capacity of General Manager of the companies MARINES C.A. and RECORCHOLIS S.A.

TWO: BACKGROUND A) Engineer José Sandoval Muñoz, in his capacity of General Manager and Legal Representative of the companies MARINES C.A. and RECORCHOLIS S.A. declares knowingly and expressly, as follows:

A. One) Background of MARINES C.A.—MARINES C.A. is an Ecuadorian company domiciled in Guayaquil, with capital of SEVENTEEN THOUSAND SIX HUNDRED FORTY-EIGHT 00/100 U.S. DOLLARS, represented by forty-four thousand one hundred twenty common registered shares with a par value of forty cents of a dollar each, whose corporate object is the production, sowing, harvesting, production of larvae in Laboratory, packing and marketing of bioaquatic species, especially shrimp. MARINES C.A. was constituted with a capital of twelve million sucres, under public instrument executed on August twenty, nineteen hundred eighty-one before the Notary of the canton of Urbina Jado, Attorney Marcos Díaz Casquete, and recorded with the Commercial Register of Guayaquil on September seventeen, nineteen hundred eighty-one. By public instrument executed on December one, nineteen hundred ninety-eight, before Notary Nine of Guayaquil, Dr. Gloria Lecaro de Crespo, and recorded with the Commercial Register of Guayaquil on September one, nineteen hundred ninety-nine, the subscribed capital of the company was increased to four hundred forty-one million two hundred thousand sucres. By public instrument executed on December eighteen two thousand before Notary Thirty of Guayaquil, Dr. Piero Aycart Vincenzini, recorded with the Commercial Register of Guayaquil on August three, two thousand one, the bylaws of the company were amended, and the capital was converted to SEVENTEEN THOUSAND SIX HUNDRED FORTY-EIGHT 00/100 US DOLLARS (US$ 17,648.00), represented by Forty-four Thousand One Hundred Twenty common registered shares of Forty Cents of a Dollar each, which is the capital with which it currently operates and functions. Said shares are subscribed and paid up in full. The only current owners of the shares are: BALTEK CORPORATION, owner of sixteen thousand two hundred twenty-eight (16,228) shares of forty cents of a dollar each; MADERAS SECAS C.A., MASECA, owner of twelve thousand eight hundred ninety (12,890) shares of forty cents of a dollar each; and BALMANTA S.A., owner of fifteen thousand two (15,002) shares of forty cents of a dollar each. Among the assets of the company listed in the inventory added as an integral part of this instrument, there is a shrimp farm made up of nine lots which currently form a single body, with an area of seven hundred thirty-six point seventy-nine hectares, located in the place called Isla Verde, across from the Gulf of Guayaquil, in the jurisdiction of the parish of Ximena, canton of Guayaquil; a shrimp packing plant located in lot One-A-Four in Lotización Las Ferias, canton of Durán, with a total area of ten thousand three hundred eighty square meters; and a Larvae Laboratory located in the place named San Pablo, canton of Santa Elena, with an area of fifteen thousand point seventy square meters; all these properties are located in the Province of Guayas, with the boundaries and title history detailed in the certificates of the Property Registrars of Guayaquil, Durán, and Santa Elena, enclosed as documents of proof with this public instrument.

A. Two) BACKGROUND OF RECORCHOLIS S.A.—RECORCHOLIS S.A. is an Ecuadorian joint-stock company domiciled in Guayaquil, with a capital of ONE THOUSAND 00/100 US DOLLARS represented by One thousand common registered shares with a par value of One Dollar each, whose corporate object is the sowing, harvesting, and marketing of bioaquatic species, especially shrimp. RECORCHOLIS S.A. was constituted by public instrument certified by the Notary of the canton of Urbina Jado, Attorney Marcos Díaz Casquete, on February twenty-five, nineteen hundred eighty-one, and was recorded with the Commercial Register of Guayaquil on April ten, nineteen hundred eighty-one. Its initial capital was fifteen thousand sucres. By public instrument certified by Notary Thirty of the canton of Guayaquil, Dr. Piero Aycart Vincenzini, on November thirty, two thousand, recorded with the Commercial Register of Guayaquil on April two, two thousand one, said company changed its capital to US dollars and increased it to ONE THOUSAND US DOLLARS (US$1,000.00), divided into one thousand common registered shares with a par value of One Dollar each. Said shares are subscribed and paid up in full. The only and current owner of all these shares is the company MARINES C.A. By Interministerial Decision Number Two Hundred, dated November ten, nineteen hundred ninety-three, the Subsecretaries of Fishing and National Defense, granted said company renewal permit for an additional ten years, to engage in the breeding, cultivation and internal marketing of shrimp on 200 hectares in the place named Isla Moquiñaña (also known as Isla Escalante), parish of Ximena, canton of Guayaquil, province of Guayas. RECORCHOLIS S.A. is the owner of all the installations, equipment, machinery, supplies, tools, buildings, vehicles, vessels, and other assets of the company, as listed in the inventory enclosed herewith.

B) The General Shareholders' Meetings of the companies MADERAS SECAS C.A., MASECA, and BALMANTA S.A., shareholders of MARINES C.A., and of MARINES C.A., shareholder of RECORCHOLIS S.A., held on February fourteen, two thousand three, authorize their legal representatives to transfer for consideration all the shares held by said companies in the capital of MARINES C.A. and RECORCHOLIS S.A., respectively, and to execute this purchase agreement.

C) By Public Instrument executed before Notary Thirty of Guayaquil, Dr. Piero Aycart Vincenzini, on December eleven, two thousand two, THE SELLERS, as committed sellers, executed a Commitment Agreement for purchase of shares of the companies MARINES C.A. and RECORCHOLIS S.A. in favor of Messrs. Récher Hernán Vivanco Córdova and Luz Aminta Sierra Sierra de Vivanco, establishing, inter alia, as term for the signature of the final purchase agreement the date January thirty-one, two thousand three.

D) By Public Instrument executed before Notary Thirty of Guayaquil, Dr. Piero Aycart Vincenzini, on January thirty-one, two thousand three, THE SELLERS, as committed sellers, executed an Expansion Addendum to the Commitment Agreement for Purchase of shares of the companies MARINES C.A. and RECORCHOLIS S.A., with Messrs. Récher Hernán Vivanco Córdova and Luz Aminta Sierra Sierra de Vivanco, establishing an extension of the term for the signing of the final purchase agreement and transfer of shares; also modified was the content of clause six of the commitment purchase agreement executed on December eleven, two thousand two, concerning the obligation of the committed sellers (THE SELLERS in this instrument) to pay an indemnity to the committed buyers (the Vivanco spouses) in the event of failure to execute the final purchase agreement within the established term, which was increased Six Hundred Thousand US Dollars (US$600,000); in addition, it was agreed that the committed sellers (THE SELLERS in this instrument) would sign and transfer the shares concerned by this assignment and transferred to a third-party foreign company which, in turn, would transfer the shares and with them all assets and liabilities of MARINES C.A. and RECORCHOLIS S.A. to the spouses Récher Hernán Vivanco Córdova and Luz Aminta Sierra Sierra de Vivanco, respecting the conditions of the sale commitment of

December eleven, two thousand two; and the spouses Récher Hernán Vivanco Córdova and Luz Aminta Sierra Sierra de Vivanco declared that they were aware and accepted that, once the third-party foreign company (THE BUYER in this instrument) would transfer the shares of said companies to the aforementioned spouses, the committed sellers (THE SELLERS in this instrument) would stop being bound by the declarations, obligations and rights set forth in the selling commitment and in said instrument, and as of that time, the third-party foreign company (THE BUYER in this instrument) would take upon itself and expressly assume all and every one of said declarations and obligations.

THREE: PURCHASE OF SHARES.—With these recitals, the SELLERS sign and transfer, granting by sale and perpetual alienation to the BUYER all common registered shares held by them in the capital of MARINES C.A. and RECORCHOLIS S.A. The assignment and transfer of the shares is carried out as follows: a) The shareholders SELLERS of MARINES C.A.: BALTEK CORPORATION, represented by Mr. ANTONIO LUIS DIAZ, in his capacity of Vice-President of Operations for Latin America; MADERAS SECAS C.A., MASECA, represented by Engineer JOSE SANDOVAL MUÑOZ, in his capacity of General Manager; and BALMANTA S.A., represented by Engineer CARLOS NARANJO LINDAO, in his capacity of SECOND MANAGER, assign and transfer their shares to the BUYER, in the quantities indicated below: 1) BALTEK CORPORATION transfers sixteen thousand two hundred twenty-eight (16,228) shares of forty cents of a dollar each, contained in stock certificate number zero zero one; 2) MADERAS SECAS C.A., MASECA transfers twelve thousand eight hundred ninety (12,890) shares of forty cents of a dollar each, contained in stock certificate zero zero three; and 3) BALMANTA S.A. transfers fifteen thousand two (15,002) shares of forty cents of a dollar each, contained in stock certificate number zero zero two; this is equivalent to all the shares making up the capital of the company MARINES C.A., i.e. Forty-four Thousand One Hundred Twenty (44,120) common registered shares with a par value of forty cents of a dollar each; b) the shareholder SELLER of RECORCHOLIS S.A.: The company MARINES C.A., represented by Engineer JOSE SANDOVAL MUÑOZ, in his capacity of General Manager, assigns and transfers to the BUYERS one thousand (1,000) shares of one US dollar, contained in stock certificate number zero zero one, which is equivalent to all the shares making up the capital of RECORCHOLIS S.A., i.e. one thousand (1,000) common registered shares with a par value of one dollar each. It is noted for the record that the transfer of the shares is carried out through communications addressed to the legal representative of both companies, the same as the delivery of the corresponding stock certificates, duly endorsed. Furthermore, it is noted for the record that the transfer includes all rights in the shares sold, including legal and optional reserves, dividends and non-distributed profits, credits against the companies, as well as any liability possibly held by the SELLERS for the obligations and debts contracted by the companies to date, including debts or liabilities not recorded or posted to the accounting books of MARINES C.A. and RECORCHOLIS S.A., concerning which THE BUYER expressly assumes full liability and releases THE SELLERS from any liability, so that the BUYER of the shares has full title therein, and in the assets and liabilities corresponding to them. In turn, THE BUYER declares that it accepts this purchase without any reservation and with full information, because it is suitable for its interests.

FOUR: PRICE.- The total Price freely agreed upon between the contracting parties for the assignment and transfer of all the shares of MARINES C.A. and RECORCHOLIS S.A. is ONE MILLION FOUR HUNDRED THOUSAND 00/100 (US$1,400,000.00) US DOLLARS. From this price, THE SELLERS declare that they have received ONE HUNDRED THOUSAND 00/100 (US$100,000.00) US DOLLARS, by check number two nine one five, drawn against current account number one three nine two eight nine—one with Banco del Pacífico S.A., written to the order of RECORCHOLIS S.A., which was delivered in December, two thousand two by the spouses Récher Hernán Vivanco Córdova and Luz Aminta Sierra Sierra de Vivanco. Since this payment of ONE HUNDRED THOUSAND 00/100 (US$100,000) US DOLLARS was made by the spouses Récher Hernán Vivanco Córdova and Luz Aminta Sierra Sierra de Vivanco in favor of THE SELLERS and not by THE BUYER, and considering that the spouses Récher Hernán Vivanco Córdova and Luz Aminta Sierra Sierra de Vivanco must deliver at least the same amount to THE BUYER as part of the future assignment and transfer of the shares hereunder, the parties, in order to offset the mutual credits existing between them and with the spouses Récher Hernán Vivanco Córdova and Luz Aminta Sierra Sierra de Vivanco, the latter expressly agreed to offset credits in the amount of ONE HUNDRED THOUSAND US DOLLARS, which price is deducted from the total price of this assignment and transfer of shares. For this reason, when THE BUYER, in turn, assigns and transfers the shares hereunder to the spouses Récher Hernán Vivanco Córdova and Luz Aminta Sierra Sierra de Vivanco, THE BUYER must, also in said instrument, deduct from the total price of said sale the amount of ONE HUNDRED THOUSAND 00/100 (US$100,000) US DOLLARS. Such being the case, the pending balance of the total price of the shares which constitute the object of this assignment and transfer is reduced by said amount and established at ONE MILLION THREE HUNDRED THOUSAND 00/100 (US$1,300,000.00) US DOLLARS, which will be paid as indicated below: a) The amount of ONE HUNDRED FIFTY THOUSAND 00/100 (US$150,000.00) US DOLLARS will be paid by February 28, 2003, by certified check, as arises from the promissory note representing said credit, issued by THE BUYER in this act; b) the balance, i.e. the amount of ONE MILLION ONE HUNDRED FIFTY THOUSAND 00/100 (US$150,000.00) US DOLLARS, in four partial payments of TWO HUNDRED EIGHTY-SEVEN THOUSAND FIVE HUNDRED 00/100 (US$287,500.00) in capital each, plus annual interest of eight per cent, payable on the maturity of each partial payment together with the respective capital. The payments will be made by certified check on the dates indicated below: (i) May ten, two thousand three, (ii) November ten, two thousand three, (iii) May ten, two thousand four, and (iv) November 10, two thousand four. It is noted for the record that, to represent each of the four partial payments, THE BUYER issues a promissory note. The parties expressly agree that, without prejudice to the above provisions concerning the price, set forth in this clause, if THE BUYER pays to THE SELLERS or to the party designated by them the amount of NINE HUNDRED THOUSAND 00/100 (US$900,000.00) US DOLLARS in cash or by certified check, whereby said amount includes the ONE HUNDRED FIFTY THOUSAND 00/100 (US$150,000) US DOLLARS to be delivered by THE BUYER by February 28, two thousand three, plus any other amount of money delivered by THE BUYER before March fourteen, two thousand three, the total price of the shares under this assignment and transfer will be reduced to ONE MILLION 00/100 (US$1,000,000.00) US DOLLARS. Consequently, the total price of the shares will be reduced by FOUR HUNDRED THOUSAND 00/100 (US$400,000.00) US DOLLARS if THE BUYER pays the amount of NINE HUNDRED THOUSAND 00/100 (US$900,000.00) US DOLLARS in cash or certified check by March 14, 2003. As guarantee of the payment of the balance outstanding, the parties agree that MARINES C.A. and RECORCHOLIS S.A. grant to THE SELLERS or to the party designated by them a first mortgage on all the real estate and movables permanently allocated to them for the benefit, use and cultivation of said properties, even if they can be separated without prejudice, owned by said companies, as described in the inventories enclosed with this instrument. All the costs, expenses, and fees incurred in connection with the mortgage guarantees will be paid by THE BUYER.

FIVE: DECLARATIONS.—The SELLERS, as sole current shareholders in the capital of MARINES C.A. and RECORCHOLIS S.A. declare: That they do not offer any type of guarantee and do not assume any type of responsibility in connection with the assignment and sale of the shares hereunder. The BUYER, in turn, declares: a) That it knows and accepts that THE SELLERS do not offer any guarantee and do not take any responsibility in connection with the assignment and sale of the shares hereunder, including in connection with the situations originated prior to the execution of this instrument; b) That it knows and accepts to buy the shares subject to this assignment and purchase, as is, i.e. with all defects, obligations, conditions and limitations they have or may have in the future, for which THE BUYER expressly agrees and takes responsibility; all of the above is motivated by the fact that the assignment and transfer hereunder is carried out without any type of guarantee from THE SELLERS; c) That it knows, accepts and agrees with the accounting books and other financial and legal information of MARINES C.A. and RECORCHOLIS S.A., which it has thoroughly reviewed, and declares that it accepts them without any reservation; d) That it expressly releases THE SELLERS from any responsibility that may arise or intervene in connection with the assignment and sale of the shares hereunder, including in connection with the obligations originating prior to the execution of this instrument; e) That it expressly waives any right it has or may have to claim from THE SELLERS for any reason, either in the past, present and future; f) That it knows and accepts that, once the transfer of the shares to it is perfected, THE SELLERS will cease being bound by the declarations, obligations, and rights set forth in the selling commitment, and the expansion addendum thereof, executed with the spouses Récher Hernán Vivanco Córdova and Luz Aminta Sierra Sierra de Vivanco before Notary Number Thirty of the canton of Guayaquil on December eleven, two thousand two, and on January thirty-one, two thousand three, respectively, and that as of said time they take upon themselves and expressly assume said declarations and obligations, so that THE SELLERS will be released from any responsibility related to said contracts, all with full knowledge and acceptance of the spouses Récher Hernán Vivanco Córdova and Luz Aminta Sierra Sierra de Vivanco. By mutual agreement, THE SELLERS and THE BUYER note for the record that THE BUYER will be the only party responsible for any contingency or obligation of MARINES C.A. and RECORCHOLIS S.A., including those originating or arising from a date prior to the execution of this agreement, as well as those unknown at this time and which may become known later on; in light of the above, THE SELLERS will not be responsible for obligations prior to the execution of this instrument, of any nature, including labor and tax obligations, obligations to the Ecuadorian Social Security Institute, whether said companies were bound directly or indirectly; in addition, THE BUYER takes responsibility for any indemnity established in favor of Messrs. Récher Hernán Vivanco Córdova and Luz Aminta Sierra Sierra de Vivanco and all other obligations assumed by THE SELLERS in the commitment to sell the shares of MARINES C.A. and RECORCHOLIS S.A., executed on December eleven, two thousand two, as well as the expansion addendum executed on January thirty-one, two thousand three.

SIX: DISPUTES.—The contracting parties declare that any dispute arising from the interpretation and performance of this agreement will be processed and resolved by arbitrators in equity, by arbitration administered by the Center for Mediation and Arbitration of the Chamber of Commerce of Guayaquil, pursuant to the rules of the institution and the applicable law.

SEVEN: DOCUMENTS OF PROOF.—Enclosed with this agreement are all documents of proof referred to in the text of the agreement, especially the inventory of assets owned by MARINES C.A. and RECORCHOLIS S.A. and the identification documents of the deponents.

SIGNATURES

For CONLORANCE INVESTMENTS INC.

[signature]
 ATTY. JUSTO ANDRES ANDRADE MACIAS
C.C. No. 120136935-0
C.V. No. 88-0001

For MADERAS SECAS C.A., MASECA

[signature]
 ENG. JOSE ALBERTO SANDOVAL MUÑOZ
C.C. No. 0902308816
C.V. No. 411199
R.U.C. No. 0990136378001

For BALMANTA S.A.

[signature]
 ENG. CARLOS NARANJO LINDAO
C.C. No. 0903523843
C.V. No. 74-0053
R.U.C. No.

For BALTEK CORPORATION

[signature]
 MR. ANTONIO LUIS DIAZ
PASSPORT No.

For MARINES C.A.

[signature]
 ENG. JOSE ALBERTO SANDOVAL MUÑOZ
C.C. No. 0902308816
C.V. No. 411199
R.U.C. No.

[signature]
 ENG. VICENTE OLLAGUE LOYOLA
C.C. No. 0902147842
C.V. No. 75-0055
R.U.C. No. 0902147842001